                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2002
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                              Datatec Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

    Delaware                            000-20688                 94-2914253
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 (State or Other Jurisdiction          (Commission             (IRS Employer
 of Incorporation)                     File Number)            Identification No.)

                  23 Madison Road, Fairfield, New Jersey 07004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (973) 808-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 4.                 Changes in Registrant's Certifying Accountant.
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(a)         (i) On April 11, 2002,  the Board of  Directors of Datatec  Systems,
            Inc. (the "Company") rescinded its earlier decision to engage Arthur
            Andersen LLP  ("Andersen")  and  dismissed  Andersen as  independent public accountants for the fiscal year ending April 30, 2002.

            (ii) The audit  reports of  Andersen on the  consolidated  financial statements  of the  Company  and its  subsidiaries  for  each of the fiscal  years  ended  April 30,  2001 and 2000 did not  contain  any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            (iii)  The  decision  to  dismiss  Andersen  as  independent  public accountants  was  made  by the  Board  of  Directors  following  the recommendation of its Audit Committee.

            (iv)  During the fiscal  years ended April 30, 2001 and 2000 and the subsequent  interim  period  through  April 11, 2002,  there were no disagreements  between  the  Company  and  Andersen on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure,  which disagreements if not resolved to Andersen's  satisfaction would have caused them to make reference to the subject matter of the  disagreement  in connection with their reports.

            (v) During the fiscal  years  ended  April 30, 2001 and 2000 and the subsequent  interim  period  through  April 11, 2002,  there were no
            "reportable  events" as defined by Item  304(a)(1)(v)  of Regulation
            S-K.

            (vi) The  Company  has  requested  that  Andersen  furnish it with a letter addressed to the Securities and Exchange  Commission  stating whether or not it agrees with the above  statements.  A copy of such letter,  dated May 15,  2002,  is filed as Exhibit 16.1 to this Form
            8-K.

(b)         (i) The Company  engaged  Deloitte & Touche LLP  ("Deloitte") as its new principal independent accountants on April 11, 2002.

            (ii)  Neither  the  Company  nor anyone on its behalf has  consulted
            Deloitte  during the Company's two most recent fiscal years,  or any subsequent interim period, prior to the engagement of Deloitte.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)  Exhibits
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           Exhibit No.             Exhibits
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           16.1                    Letter of Arthur Andersen LLP regarding change
                                   in certifying accountant

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DATATEC SYSTEMS, INC.

Dated: May 15, 2002                           By: /s/ Isaac J. Gaon
                                                  -----------------
                                              Name: Isaac J. Gaon
                                              Title:Chief Executive Officer